UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 26, 2006

Date of Report (Date of earliest event reported)

NATIONSHEALTH, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

13630 N.W. 8th Street, Suite 210
Sunrise, Florida 33325

(Address of Principal Executive Offices)

(954) 903-5000

Registrant’s telephone number, including area code

13650 N.W. 8th Street, Suite 109 Sunrise, Florida 33325
(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 26, 2006, NationsHealth, Inc. (the “Company”) issued a press release announcing a cost reduction plan. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and it is incorporated herein by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 26, 2006, announcing a cost reduction plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.

Date: June 26, 2006	By:	/s/ TIMOTHY FAIRBANKS

Name: Timothy Fairbanks Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 26, 2006, announcing a cost reduction plan.